UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
_______________________
Date of Report
(Date of earliest
event reported):         April 23, 2024

 DOUGLAS DYNAMICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34728	13-4275891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11270 W Park Place Ste 300, Milwaukee, Wisconsin 53224
(Address of principal executive offices, including zip code)

(414) 354-2310
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
______________________

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	PLOW	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 23, 2024, at the Douglas Dynamics, Inc. (the "Company") 2024 annual meeting of shareholders (the "Annual Meeting"), the Company's stockholders approved the Douglas Dynamics, Inc. 2024 Stock Incentive Plan (the "2024 Plan"), which had previously been approved by the Company's Board of Directors (the "Board"), subject to stockholder approval. Additional information regarding the results of the Annual Meeting is set forth below under Item 5.07 of this Current Report on Form 8-K.

The Company previously maintained the Douglas Dynamics, Inc. 2010 Stock Incentive Plan (the "2010 Plan"). Effective upon stockholder approval at the Annual Meeting, the 2024 Plan replaced the 2010 Plan, and the 2010 Plan was terminated. No new awards will be granted under the 2010 Plan. Awards currently outstanding under the 2010 Plan will remain outstanding under the 2010 Plan in accordance with their terms.

The 2024 Plan is described in detail in the Company's definitive proxy statement, filed with the Securities and Exchange Commission on March 22, 2024, under the caption "Proposal 3 - Approval of the Company’s Stock Incentive Plan," which description is incorporated herein by reference. A copy of the 2024 Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07.         Submission of Matters to a Vote of Security Holders.

The name of each director elected at the 2024 Annual Meeting, a brief description of each other matter voted upon at the 2024 Annual Meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each such matter, as applicable, are set forth below.

Election of Two Directors to Terms Expiring at the 2027 Annual Meeting of Stockholders

Name of Nominee	Shares Voted For	Shares Withheld	Broker Non-Votes
Kenneth W. Krueger	17,716,911	2,040,448	1,507,285
Lisa R. Bacus	19,091,024	666,335	1,507,285

Advisory Vote on Approval of the Compensation of the Company’s Named Executive Officers

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
19,176,407	479,937	101,014	1,507,285

Affirmative Vote on Approval of the Company’s 2024 Stock Incentive Plan

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
19,026,390	713,121	17,847	1,507,285

Ratification of the Appointment of Deloitte& Touche LLP as Independent Registered Public Accounting Firm for 2024

Shares Voted For	Shares Voted Against	Abstentions
21,240,604	15,898	8,142

Item 9.01.         Financial Statements and Exhibits.

(a)         Not applicable.

(b)         Not applicable.

(c)         Not applicable.

(d)         Exhibits. The following exhibit is being filed herewith:

(10.1)         Douglas Dynamics, Inc. 2024 Stock Incentive Plan
(104)          Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2024

DOUGLAS DYNAMICS, INC.

By:	/s/ Sarah Lauber
Sarah Lauber Chief Financial Officer and Secretary